Exhibit 10.41

SECOND AMENDMENT TO

AMENDED AND RESTATED

AGREEMENT OF SALE AND PURCHASE

THIS SECOND AMENDMENT TO AMENDED AND RESTATED AGREEMENT OF SALE AND PURCHASE (this “Amendment”) is entered into effective as of September 26, 2019, by and between DONNELLEY FINANCIAL, LLC, a Delaware limited liability company (“Seller”), and SECA-NJ LLC, a Delaware limited liability company (“Buyer”).

RECITALS:

WHEREAS, Buyer and Seller entered into that certain Amended and Restated Agreement of Sale and Purchase dated as of September 6, 2019 (the “Original Agreement”), as amended by that certain First Amendment to Amended and Restated Agreement of Sale and Purchase dated as of September 25, 2019 (the “First Amendment”, and together with the Original Agreement, the “Agreement”), with respect to certain real property and the improvements situated thereon located in 215 Secaucus, New Jersey, as more particularly described in the Agreement (the “Property”); and

WHEREAS, Seller and Buyer desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants of Seller and Buyer and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, Seller and Buyer hereby agree as follows:

1.Incorporation of Recitals; Capitalized Terms.  The Recitals set forth above are hereby incorporated herein to the same extent as if fully set forth herein.  All capitalized terms stated herein shall have the same meanings as ascribed to them in the Agreement unless otherwise defined.

2.Purchase Price.  The definition of “Purchase Price” as set forth in Section 2.2 of the Agreement is hereby amended to replace the words and numbers of “Thirty-One Million and NO/100 Dollars ($31,000,000.00)” with “Thirty Million Seven Hundred Thousand and NO/100 Dollars ($30,700,000.00)”.

3.Final Lease. Pursuant to Section 3.6 of the Agreement, the parties hereby agree to add an “Exhibit “G” Final Lease” to the Agreement, and such Exhibit shall be deemed to include the final Lease attached hereto as Exhibit A.

4.Ratification of Agreement.  Except as modified by this Amendment, all of the terms and provisions of the Agreement are hereby ratified and confirmed by Seller and Buyer and shall remain in full force and effect.

5.Counterparts; Electronic Signatures.  This Amendment may be executed in any number of counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together as a single instrument.  To facilitate execution of this Amendment, the parties may execute and exchange by email pdf counterparts of the signature pages, which shall constitute originals for all purposes under this Amendment.

[Signature page follows]

Exhibit 10.41

IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment as of the date first above written.

SELLER:

DONNELLEY FINANCIAL, LLC,
a Delaware limited liability company

By:  /s/ Jons Besch___________________

Name: Jons S. Besch

Title:  Executive Vice President of Operations

BUYER:

SECA-NJ LLC,
a Delaware limited liability company

By: /s/ Steven Layton
Name: Steven Layton
Title: Authorized Signatory

Exhibit 10.41

Exhibit A

Final Lease Attached